                                                                    EXHIBIT 24.2

POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                            /s/ Alfred R. Glancy III
                                           ----------------------------------
                                                Alfred R. Glancy III

                                                                    EXHIBIT 24.2



POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                         /s/  Rai P. K. Bhargava
                                         ----------------------------------
                                              Rai P. K. Bhargava

                                                                    EXHIBIT 24.2



POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                        /s/ William K. McCrackin
                                       ----------------------------------
                                               William K. McCrackin

                                                                EXHIBIT 24.2

POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                            /s/ Harold Gardner
                                         ----------------------------------
                                               Harold Gardner

                                                               EXHIBIT 24.2


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                 /s/ Glen D. Kinder
                                              ----------------------------------
                                                     Glen D. Kinder

                                                                EXHIBIT 24.2


POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                            /s/ Joseph L. Roberts, Jr.
                                          ----------------------------------
                                                 Joseph L. Roberts, Jr.

                                                            EXHIBIT 24.2

POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                        /s/ Bruce C. Schlansker
                                        ----------------------------------
                                                Bruce C. Schlansker

                                                                 EXHIBIT 24.2

POWER OF ATTORNEY

Know All Men By These Presents:

That the undersigned director or officer of MCN Investment Corporation Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Investment Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act" ) or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $700,000,000 maximum aggregate offering price of debt securities of MCN Investment Corporation; granting to such attorneys and agents and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                        /s/ Joseph T. Williams
                                        ----------------------------------
                                                  Joseph T. Williams